                                                                  Exhibit 10.14b

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------

     THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT by and between John Q. Hammons Hotels, Inc., a Delaware corporation (the "Company"), and David B. Jones (the "Executive"), dated as of the 28th day of July, 1996.

                         W I T N E S S E T H  T H A T:

     WHEREAS, Executive and Company entered into an Employment Agreement dated January 1, 1994, which expires on December 31, 1996, unless renewed by Executive and Company (the "Employment Agreement"); and

     WHEREAS, Executive and Company do not wish to renew the Employment Agreement on its current terms and conditions, but rather to amend and restate the terms of the Employment Agreement to be effective on January 1, 1997, for a one (1) year term.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby amend and restate the Employment Agreement in its entirety, to be effective as of January 1, 1997, as follows:

     1.   OFFER AND ACCEPTANCE OF EMPLOYMENT.  Commencing on January 1, 1997,
          ----------------------------------
(the "Effective Date"), the Company agrees to and hereby does, employ Executive as its President. Executive hereby accepts employment in that capacity and agrees to discharge faithfully, diligently, and to the best of his ability the responsibilities of that position commencing on the Effective Date for a period of one (1) year (the "Employment Term") and continuing thereafter from year to year (a "Renewal Term") provided that either the Company or Executive may terminate his employment upon forty-five (45) days written notice to the other.

     2.   DUTIES AND RESPONSIBILITIES.
          ---------------------------

          (a) During the Employment Term, the Executive (i) shall be in charge of the operations and management of the Company, (ii) shall report to the Chairman and (iii) shall assume and perform such further reasonable responsibilities and duties assigned to him by the Chairman of the Board of Directors. If elected or appointed, the Executive shall serve as a director of the Company without any additional compensation.

          (b) Excluding periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote the whole of his working time and energy to the business and affairs of the Company and to use his best efforts to perform the responsibilities assigned to him hereunder faithfully and efficiently.

     3.   COMPENSATION.  The following provisions apply during the time the
          ------------
Executive is employed by the Company:

          (a)   Base Salary. During the Employment Term, the Executive shall
                -----------
     receive a base salary of Three Hundred Thousand Dollars ($300,000) (the "Base Salary") payable in accordance with the Company's normal payroll practices for salaried employees. The Base Salary shall be reviewed at the beginning of each Renewal Term and may be increased (but not decreased) in the course of each review. Under no circumstances shall any increase in the Base Salary (i) limit or reduce any other obligation to the Executive under this Agreement or (ii) be later reduced or eliminated, once effective.

          (b)   Annual Bonus. Executive may receive an annual bonus ("Annual
                ------------
     Bonus") of an amount up to One Hundred Thousand Dollars ($100,000.00) as determined by the Compensation Committee of the Company in accord with criteria to be agreed upon between the Compensation Committee and Executive unless a performance based bonus plan has been adopted for all of the officers of the Company, in which event the criteria of that plan shall be followed by the Compensation Committee. Each Annual Bonus shall be determined and accrued as of the end of the fiscal year for which the Annual Bonus is awarded and paid no later than April 1 of the following year, unless the Executive shall otherwise timely elect to defer the receipt of the Annual Bonus under any deferred compensation plan of the Company then in effect.

          (c)   Savings and Retirement Plans. In addition to the Base Salary and
                ----------------------------
     Annual Bonus payable as hereinabove provided, the Executive shall be entitled to participate, during the Employment Term and any Renewal Term, in all savings and retirement plans or programs applicable to other key executives of the Company.

          (d)   Welfare Benefit Plans. During the Employment Term and any
                ---------------------
     Renewal Term, the Executive, and the Executive's dependents as to medical and dental benefits, shall be eligible to participate in and shall receive all benefits under each welfare benefit plan of the Company, including, without limitation, all medical, dental, disability (at least $250,000), group life (at least $250,000), accidental death and travel accident (at least $250,000) insurance plans and programs of the Company.

          (e)   Expenses. During the Employment Term and any Renewal Term, the
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     Executive shall be entitled, upon submission of proper substantiation, to receive reimbursement for all reasonable business-related expenses actually paid or incurred by the Executive in connection with the discharge of his duties hereunder and in the promotion of the business of the Company.

          (f)   Fringe Benefits. During the Employment Term and any Renewal
                ---------------
     Term, the Executive shall be entitled to fringe benefits in accordance with the policies of the Company.

          (g)   Vacation. During the Employment Term and any Renewal Term, the
                --------
     Executive shall be entitled to paid vacation in accordance with the policies of the Company with respect to other key executives of the Company.

     4.   TERMINATION.  The following provisions relate solely to termination of
          -----------
the Executive's employment during the Employment Term or any Renewal Term:

          (a)   Death or Disability.
                -------------------

                (i) Subject to Section 6 below, this Agreement shall terminate automatically upon the Executive's death.

               (ii) Subject to Section 6 below, the Company shall at all times have the right to terminate the Executive's employment hereunder at any time after the Employee shall be absent from his employment, for whatever cause, including but not limited to mental or physical incapacity, illness or disability, (collectively "Disability") for a continuous period of more than twenty-six (26) weeks.

          (b)   Cause.  The Company may terminate the Executive's employment for
                -----
     "Cause" by a majority vote of the Company's Board of Directors at a meeting where the Executive has had an opportunity to be present and express his response. For purposes of this Agreement, "Cause" means (i) any act or acts of dishonesty, moral turpitude or willful misconduct, or (ii) the continuing failure of the Executive to perform his obligations under Section 2 of this Agreement thirty (30) days after having received a written notice specifying the manner in which he is failing to perform those obligations.

          (c) Without Cause.  In accord with the provisions of Paragraph 1, the
              -------------
     Company may terminate the Executive's employment at any time without cause upon forty-five (45) days written notice.

          (d) Resignation.  In accord with the provisions of Paragraph 1, the
              -----------
     Executive may resign his employment with the Company at any time upon forty-five (45) days written notice.

     5.  NOTICE OF TERMINATION OR RESIGNATION.  Any termination by the Company
         ------------------------------------
or resignation by the Executive shall be communicated in writing to the other in accordance with Section 13(b) of this Agreement and the notice shall specify the termination or resignation date.

     6.  OBLIGATIONS OF THE COMPANY UPON TERMINATION.  The following provisions
         -------------------------------------------
apply only in the event the Executive is terminated during the Employment Term or any Renewal Term:

          (a) Death. If the Executive's employment is terminated by reason of
              -----
     the Executive's death, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement other than those payment amounts accrued and payable hereunder at the date of the Executive's death. Anything in this Agreement to the contrary notwithstanding, the Executive's family shall be entitled to receive benefits at least equal to those provided by the Company generally to surviving families of key executives of the Company under its plans, programs and policies relating to family death benefits, if any.

          (b) Disability. If the Executive's employment is terminated by reason
              ----------
     of the Executive's Disability, the Executive shall be entitled to receive the amount specified in Section 6(d)(i) and (ii) hereof and to receive disability and other benefits at least equal to those provided by the Company to disabled employees and/or their families in accordance with such plans, programs, and policies relating to disability, if any.

          (c) Cause.  If the Executive's employment is terminated for Cause, the
               -----
     Company shall pay the Executive his Base Salary through the date of termination at the rate in effect at the time notice of termination is given and shall have no further obligation to the Executive under this Agreement except as to vested employee benefits.

          (d) Termination or Failure to Renew Without Cause. If the Company
              ---------------------------------------------
     shall terminate or fail to renew the Executive's employment with the Company without cause:

               (i) the Company shall pay to the Executive Three Hundred Fifty Thousand Dollars ($350,000.00), payable in not more than twelve (12) monthly installments at the discretion of the Executive; and, in the case of vested compensation previously deferred by the Executive, all amounts of such compensation previously deferred and not yet paid by the Company;

               (ii) the Company shall, promptly upon submission by the Executive of supporting documentation, pay or reimburse, or cause to be paid or reimbursed, to the Executive any business related costs and expenses paid or incurred by the Executive on or before the date of termination which would have been payable under Section 3(f) if the Executive's employment had not terminated; and

               (iii) until the six-month or the twelve-month in the event of medical benefits, anniversary of the Executive's termination, the Company shall continue benefits (or equivalent coverage) to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs and policies described in Sections 3(c), and 3(d) of this Agreement if the Executive's employment had not been terminated.

     (e) Resignation. If the Executive resigns his employment, the Company shall
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     pay the Executive his Base Salary through the date of his resignation at the rate in effect at the time the resignation notice is given and shall have no further obligations to the Executive under this Agreement except as to vested employee benefits.

     7.  NON-COMPETITION.  At all times during Executive's employment with the
         ---------------
Company and for a period of one (1) year after Executive is no longer employed by the Company, unless the Executive resigns his employment, the Executive shall not, within those hotel/convention center markets in which the Company is operating or plans to operate within the next one (1) year, directly or indirectly, engage in any business, enterprise or employment whether as owner, operator, shareholder, director, partner, financial backer, creditor, consultant, agent, executive or any capacity whatsoever that is directly or indirectly competitive with the business of the Company; provided, however, that the foregoing shall not be deemed to prohibit the Executive from acquiring, solely as an investment and through market purchases, securities of any issuer that are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the NASDAQ National Market System or any similar system of automated dissemination of quotations of securities prices in common use, so long as the Executive is not a member of any control group (within the meaning of the rules and regulations of the Securities and Exchange Commission) of any such issuer.

     8.  NON-SOLICITATION OF EMPLOYEES AND CUSTOMERS.  The Executive shall not
         -------------------------------------------
at any time during his employment hereunder and for a period of one (1) year after the date his employment is terminated, or he resigns, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, (i) attempt to employ, employ or enter into any contractual arrangement with any employee or former employee of the Company, its affiliates, or predecessors-in-interest, unless such employee or former employee has not been employed by the Company, its affiliates, or predecessors-in-interest for a period in excess of six (6) months; and/or (ii) call on or solicit any of the actual or targeted prospective customers or suppliers of the Company with respect to any matters, related to or competitive with the business of the Company, nor shall the Executive make known the names or addresses of such customers or suppliers or any information relating in any manner to the Company's trade or business relationships with such customers or suppliers.

     9.  NON-DISCLOSURE.  Except as expressly permitted by the Company, or in
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connection with the performance of his duties hereunder, the Executive shall not at any time during or subsequent to his employment by the Company, disclose, directly or indirectly, to any person, firm, corporation, partnership, association or other entity any proprietary or confidential information relating to the Company or any information concerning the Company's financial condition or prospects, the Company's customers or suppliers, the Company's sources of leads and methods of obtaining new business, the design, development, or construction of the

Company's properties or the Company's methods of doing and operating its business (collectively, "Confidential Information"). Confidential Information shall not include information which, at the time of disclosure, is known or available to the general public by publication or otherwise through no act or failure to act on the part of the Executive. The Executive acknowledges and agrees that the Confidential Information is a valuable, special and unique asset of the Company's business.

     10.  BOOKS AND RECORDS.  All books, records and accounts relating in any
          -----------------
manner to the Company's customers, suppliers, or methods of conducting business whether prepared by the Executive or otherwise coming into the Executive's possession, and all copies thereof in the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company upon termination of the Executive's employment hereunder or upon the Company's request at any time.

     11.  INJUNCTION.  Executive acknowledges that if he were to breach any of
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the provisions of Sections 7, 8, 9 or 10, it would result in immediate and irreparable injury to the Company which cannot be adequately or reasonably compensated at law. Therefore, Executive agrees that the Company shall be entitled, if any such breach shall occur or be threatened or attempted, if it so elects, to a decree of specific performance and to a temporary and permanent injunction, without being required to post a bond, enjoining and restraining a breach by the Executive, his associates, his partners or agents, either directly or indirectly, and that right to injunction shall be cumulative to whatever remedies or actual damages the Company may possess.

     12.  SUCCESSORS.
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          (a) This Agreement is personal to the Executive and without the prior written consent of the Company the benefits accrued and payable hereunder shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors.

          (c) In the event that another corporation or unincorporated entity becomes a Successor (as such term is defined below) of the Company, then the Successor shall, by an agreement in form and substance reasonably satisfactory to the Executive, expressly assume and agree to perform this Agreement in the same manner and to the same extent as the Company be required to perform if there had been no Successor. As used herein, the term "Successor" means another corporation or unincorporated entity or group of corporations or unincorporated entities which (i) acquires all or substantially all of the assets of the Company, or (ii) is the surviving entity as a result of the merger of the Company into that entity.

     13.  MISCELLANEOUS.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successor and legal representatives.

          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:        David B. Jones
     -------------------
                                 John Q. Hammons Hotels, Inc.
                                 300 John Q. Hammons Parkway
                                 Springfield, Missouri  65802


     If to the Company:          John Q. Hammons Hotels, Inc.
     -----------------
                                 300 John Q. Hammons Parkway
                                 Springfield, Missouri 65802
                                 Attention:  John Q. Hammons


     with a copy to:             William J. Hart
     --------------
                                 Farrington & Curtis, P.C.
                                 750 No. Jefferson
                                 Springfield, Missouri  65802

     or to such other address as either party shall have furnished to the other in writing on accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (c) If any term or provision of the Agreement or the application hereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of that term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Moreover, if a court of competent jurisdiction deems any provisions hereof to be too broad in time, scope or area, it is expressly agreed that provision shall be enforced to a less degree which the court of competent jurisdiction would find enforceable.

          (d) The Company may withhold from any amounts payable under this Agreement such federal, state and local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (e) This Agreement contains the entire understanding of the Company and the Executive with respect to the subject matter hereof.

          (f) Any waiver of any breach of this Agreement shall not be construed to be a continuing waiver of consent to any subsequent breach by either party hereto.

          (g) In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the party found to be at fault shall pay all reasonable court costs and attorneys' fees of the other.

          (h) The Executive shall not delegate the employment obligations pursuant to this Agreement to any other person.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    JOHN Q. HAMMONS HOTELS, INC.



________________________________    By _________________________________
DAVID B. JONES                         Its:  Chairman of the Board